410 Saw Mill River Road

Ardsley, NY 10502

(877) 275-2704

August 2003

Dear Policyowner:

Enclosed is the Varifund® Variable Annuity Semi Annual Report for the period ending June 30th, 2003. This year’s Semi Annual Report has been personalized to include only those portfolios in which your were invested at June 30th. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.

Thank you for selecting Canada Life’s Prestige Series Varifund product to meet your financial needs.

Sincerely,

Canada Life Insurance Company of New York

Variable products are issued by Canada Life Insurance Company of New York and offered through its subsidiary, Canada Life of America Financial Services, Inc. (Member NASD)

The attached are incorporated by reference herein to the semi-annual reports filed by and on behalf of the following:

The Alger American Fund, filed September 4, 2003

Portfolios which include: Alger American Small Capitalization; Alger American Growth; Alger American MidCap Growth; and Alger American Leveraged AllCap

Dreyfus Variable Investment Fund, filed August 27, 2003

Portfolios which include: Dreyfus Growth and Income; Dreyfus Appreciation

The Dreyfus Socially Responsible Growth Fund, Inc., filed August 28, 2003

Portfolios which include: Dreyfus Socially Responsible Growth Fund

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP Growth

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP High Income

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP Overseas

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity Investment Grade Bond, Fidelity Money Market

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP Asset Manager

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP Index 500; Fidelity VIP Contrafund

Fidelity Investments Variable Insurance Products Fund, filed August 29, 2003

Portfolios which include: Fidelity VIP Growth Opportunities

Gartmore Mutual Fund Capital Trust, filed September 8, 2003

Portfolios which include: Gartmore GVIT Developing Markets Fund

Janus Aspen Series, filed August 22, 2003

Portfolios which include: Janus International Growth Fund

Seligman Portfolios, Inc., filed September 9, 2003

Portfolios which include: Communications and Information; and Frontier